UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 3, 2006


                      FREEDOM DEPOSITORY, LLC, ON BEHALF OF
                           USAUTOS SERIES 2004-1 TRUST

             (Exact name of registrant as specified in its charter)


DELAWARE                             001-32344             72-1545842
--------                             ---------             ----------
(STATE OR OTHER JURISDICTION OF     (COMMISSION          (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NUMBER)         IDENTIFICATION NUMBER)

7801 NORTH CAPITAL OF TEXAS HIGHWAY, SUITE 300, AUSTIN, TEXAS 78731
---------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (512) 342-3000.

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

The USAutos 2004-1 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of October 1, 2004, between Freedom Depository, LLC, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of October 28, 2004.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On September 3, 2006, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The issuers of the underlying securities, or guarantor thereof, or successor thereto, as applicable, are subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the issuers of the underlying securities, or guarantor thereof, or successor thereto, as applicable, please see their periodic and current reports filed with the Securities and Exchange Commission (the "Commission"). Such reports and other information required to be filed pursuant to the Exchange Act, by the issuers of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither the Depositor nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither the Depositor nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuers of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed that would affect the accuracy or completeness of the publicly available documents described above. The chart below lists each trust, the issuer(s) or guarantor, or successor thereto, of the related underlying security issuers, and their respective Exchange Act file numbers, if applicable.

---------------------------------------------------- ---------------------------

Underlying Securities Issuer(s) or Guarantor, or     Exchange Act File Number
successor thereto
---------------------------------------------------- ---------------------------
General Motors Acceptance Corporation                001-03754
---------------------------------------------------- ---------------------------
Ford Motor Credit Company                            001-06368
---------------------------------------------------- ---------------------------

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits:

          Trustee's Report with respect to the September 3, 2006 Distribution Date for the USAutos Series 2004-1 Trust

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         FREEDOM DEPOSITORY, LLC


                                                         By: /s/ Sean A. Dobson
                                                         ----------------------
Date: September 8, 2006                                  Name:   Sean A. Dobson
                                                         Title:  President

                                  EXHIBIT INDEX


EXHIBIT                                                                 PAGE
-------                                                                 ----
   1         Trustee's Report with respect to the                         5
             September 3, 2006 Distribution Date for the
             USAutos Series 2004-1 Trust

To the Holders of:
USAUTOS SERIES 2004-1 TRUST
5.10% FREEDOM CERTIFICATES, USAUTOS SERIES 2004-1 CLASS A CERTIFICATES
*CUSIP:        35637VAB4               CLASS:    A
                                       CLASS:    X

U.S. Bank Trust National Association, as Trustee for the USAutos Series 2004-1 Trust, hereby gives notice with respect to the Distribution Date of September 3, 2006 (the "Distribution Date") as follows:

1. The Trustee has received the following amounts in respective of the Underlying Securities and Eligible Investments held by the Trust: Ford Motor Credit 7.375% Notes due February 11, 2011 $73,750.00 interest General Motors Acceptance Corp 7.25% Notes due March 2, 2011 $72,500.00 interest

2. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

          Class     Principal            Interest         Total Distribution
          A         $  0.000000          $   25.50        $  25.50
          X         $  0.000000          $   11.05        $  11.05

3. The amount of aggregate interest due to Certificateholders and not paid as of the Distribution Date is $0.00000.

4. $729.85 will be repaid to the Depositor in respect of interest accrued on the Underlying Securities on or prior to March 6, 2006 ("Purchased Accrued Interest"). $12,734.04 is still owed to the Depositor in respect of Purchased Accrued Interest. No fees or expenses of the Trustee have been paid from the proceeds of the Underlying Assets or Eligible Securities.

5. $2,000,000 aggregate principal amount of Ford Motor Credit 7.375% Notes due February 11, 2011 and $2,000,000 aggregate principal amount of General Motors Acceptance Corp 7.25% Notes due March 2, 2011 (the "Underlying Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 4,000 Class A Certificates representing $4,000,000 aggregate Certificate Principal Balance and $4,000,000 aggregate Notional Amount of Class X Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.